Exhibit 99.30

NEWS RELEASE

GOLDGROUP COMMENCES TRADING ON THE OTCQX

UNDER THE SYMBOL GGAZF

Vancouver, British Columbia (July 28, 2025) … Goldgroup Mining Inc. (TSX-V: GGA, OTCQX: GGAZF) (“Goldgroup” or the “Company”) is pleased to announce that, effective today, the Company’s common shares will commence trading on the OTCQX® Best Market under the symbol “GGAZF”. Goldgroup maintains its primary listing on the TSX Venture Exchange under the symbol “GGA”. Investors can find current financial disclosure and Real-Time Level 2 quotes for the Company on www.otcmarkets.com.

Ralph Shearing, CEO of Goldgroup, commented, “Trading on OTCQX will enhance the visibility and accessibility of the Company to U.S. investors and represents a milestone accomplished as part of our overall strategic vision as we finalize work to double annual gold production at our Cerro Prieto Gold Mine while advancing studies on our newly acquired, fully permitted Pinos gold development project. We are also positioning ourselves for significant expansion through targeted acquisitions in the mining sector and trading on OTCQX will support our efforts to broaden and diversify our shareholder base, attracting a wider range of institutional and retain investors.”

Trading on the OTCQX Market offers companies efficient, cost-effective access to the U.S. capital markets. For companies listed on a qualified international exchange, streamlined market standards enable them to utilize their home market reporting to make their information available in the U.S. To qualify for OTCQX, companies must meet high financial standards, follow best practice corporate governance, and demonstrate compliance with applicable securities laws.

About OTC Markets Group Inc.

OTC Markets Group Inc. (OTCQX: OTCM) operates regulated markets for trading 12,000 U.S. and international securities. Our data-driven disclosure standards form the foundation of our public markets: OTCQX® Best Market, OTCQB® Venture Market, OTCID™ Basic Market and Pink Limited™ Market. Our OTC Link® Alternative Trading Systems (ATSs) provide critical market infrastructure that broker-dealers rely on to facilitate trading. Our innovative model offers companies more efficient access to the U.S. financial markets.

OTC Link ATS, OTC Link ECN, OTC Link NQB, and MOON ATS™ are each SEC regulated ATS, operated by OTC Link LLC, a FINRA and SEC registered broker-dealer, member SIPC. To learn more about how we create better informed and more efficient markets, visit www.otcmarkets.com.

About Goldgroup

Goldgroup is a Canadian-based mining Company with two high-growth gold assets in Mexico. The Company has a 100% interest in the producing Cerro Prieto heap-leach gold mine located in the State of Sonora. An optimization and exploration program is underway at Cierro Prieto to significantly increase existing production and resources.

In addition, the Company holds a 100% interest in the Pinos underground gold development project in Zacatecas State. Pinos is an advanced PEA level development project. Formerly a producing mine, the Company is commissioning an updated PEA with a view to re-starting mining operations.

Goldgroup is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information, please contact Sophia Shane at sshane@goldgroupmining.com or +1 604 306 6867 or visit the Company’s website at www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: receipt of all required stock exchange and regulatory approvals in connection with the Private Placement and the business of the Company; the completion of the Private Placement as planned; the proposed use of proceeds raised pursuant to the Private Placement and the Company’s plans at the Cerro Prieto project; the scope, duration and impact of the COVID-19 pandemic; the scope, duration and impact of regulatory responses to the pandemic on the employees, business and operations; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.